EXHIBIT 10.1

FOURTH AMENDMENT
TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT,
AMENDED AND RESTATED SECURITY AGREEMENT,
AMENDED AND RESTATED LETTER OF CREDIT AGREEMENT
AND
AMENDED AND RESTATED GUARANTY

      This FOURTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT, AMENDED AND RESTATED SECURITY AGREEMENT, AMENDED AND RESTATED LETTER OF CREDIT AGREEMENT, AND AMENDED AND RESTATED GUARANTY (this "Third Amendment") is executed and delivered as of this 1st day of March, 2006, among the lessor entities identified on the signature page hereof (collectively, "Lessor"), the lessee entities identified on the signature page hereof (collectively, "Lessee"), OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation ("Omega"), and SUN HEALTHCARE GROUP, INC., a Delaware corporation, as guarantor ("Guarantor").  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Master Lease (as defined below).

RECITALS:

          A.     The parties hereto entered into a certain Amended and Restated Master Lease Agreement, dated as of March 1, 2004 but effective as of December 1, 2003 (the "Original Master Lease"), pursuant to which (i) four (4) former master leases between Lessor (and certain of its affiliates) and Lessee (and certain of its affiliates) were combined, amended and restated and (ii) among other things, Lessor continued to lease to Lessee thirty-five (35) licensed nursing homes, rehabilitation hospitals and other healthcare facilities, all as described in the Master Lease.

          B.     Simultaneously with the execution and delivery of the Original Master Lease, Lessee and Lessor also entered into a certain Amended and Restated Security Agreement, dated as of March 1, 2004 but effective as of December 1, 2003 (the "Security Agreement"), pursuant to which Lessee granted to Lessor certain collateral as security for Lessee's obligations under the Original Master Lease.

          C.     Simultaneously with the execution and delivery of the Original Master Lease, Guarantor executed and delivered to Lessor and Omega a certain Amended and Restated Guaranty, dated as of March 1, 2004 but effective as of December 1, 2003 (the "Guaranty"), guarantying all obligations of Lessee under the Original Master Lease.

          D.     The parties hereto amended the Original Master Lease, the Security Agreement and the Guaranty pursuant to the terms of that certain First Amendment To Amended And Restated Master Lease Agreement, Amended And Restated Security Agreement And Amended And Restated Guaranty dated as of December 1, 2004 (the "First Amendment to Master Lease"), whereby the parties, among other things, completed the outstanding exhibits to the Master Lease and the Security Agreement, further amended the Master Lease, Security Agreement and Guaranty by that certain Second Amendment To Amended And Restated Master Lease Agreement, Amended And Restated Security Agreement And Amended And Restated Guaranty dated as of March ___, 2005

(the "Second Amendment to Master Lease"), whereby the parties amended the Master Lease to provide the parameters by which Lessee will complete certain repairs and renovations to the Whittier Facility as originally set forth in one of the leases described in Recital A above which was combined into the Original Master Lease, and further amended the Master Lease, Security Agreement and Guaranty by that certain Third Amendment To Amended And Restated Master Lease Agreement, Amended And Restated Security Agreement And Amended And Restated Guaranty dated as of December 9, 2005 (the "Third Amendment to Master Lease"), whereby the parties amended the Master Lease to provide, among other things, the addition of the facilities commonly known as Idaho Falls Care Center in Idaho Falls, Idaho (the "Idaho Falls Facility") and Twin Falls Care Center in Twin Falls, Idaho (the "Twin Falls Facility" and together with the Idaho Falls Facility, the "Peak Idaho Facilities") to the Master Lease.  The Original Master Lease as amended by the First Amendment to Master Lease, the Second Amendment to Master Lease, and the Third Amendment to Master Lease will hereinafter be referred to as the "Master Lease."

          E.     In connection with the Third Amendment to Master Lease, Lessor, Lessee, Omega and Guarantor also executed and delivered that certain Amended and Restated Letter of Credit Agreement dated December 9, 2005 (the "Letter of Credit Agreement") to provide for the delivery of a security deposit in the form of a letter of credit to secure the Lessee's obligations under the Master Lease.

          F.     Subsequent to the execution of the Third Amendment to Master Lease, Lessor and Lessee determined that (i) the Peak Lease (as defined in the Third Amendment to Master Lease) had been amended and that they had inadvertently omitted, in defining the Peak Lease, to reference such amendment or the impact thereof on the Security Deposit (as defined in the Third Amendment to Master Lease) and (ii) the ownership of the Peak Idaho Facilities had been transferred by Omega to an affiliate of Omega and (iii) there was an error in the name of one of the Lessor entities.

          G.     The parties now desire to amend the Master Lease and the Letter of Credit to correct the definitions of the Peak Lease and the Security Deposit set forth in the Third Amendment to Master Lease.

          H.     The parties also desire to confirm that OHI Asset (ID), LLC, the fee owner of the Peak Idaho Facilities, is a "Lessor" under the terms of the Master Lease, Security Agreement, Letter of Credit Agreement and Guaranty and to correct the name of the Lessor entity which is the owner of the Facility located in Weed, California.

          I.     The parties are interested in documenting the terms and conditions on which the Master Lease, Security Agreement, Letter of Credit Agreement and Guaranty will be so amended.

          J.     Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Master Lease.

AGREEMENT:

          NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.     Global Amendments. From and after the Effective Date (as defined below), the Master Lease, the Security Agreement and the Guaranty are amended as follows:

          (a)     Any and all references to the Lessor in the Master Lease, the Security Agreement, the Letter of Credit Agreement and the Guaranty shall (i) be deemed to include OHI Asset (ID), LLC, a Delaware limited liability company and (ii) to replace any and all references to "OHI Asset (II)" with "OHI Asset II (CA)."

          (b)     Exhibit A (Facility List) to the Master Lease and Exhibit D (Trade Names) to the Security Agreement are hereby deleted in their entirety and Exhibit A attached to this Fourth Amendment is inserted in lieu thereof and accordingly any and all references in the Master Lease to the Facilities or to the Leased Properties and any and all references in the Security Agreement to the Facilities shall be deemed to be references to the thirty three (33) facilities listed on Exhibit A attached to this Fourth Amendment.

          2.     Amendments to Master Lease.  From and after the Effective Date, the Master Lease is hereby amended as follows:

          (a)     The definitions of the Peak Lease and the Security Deposit which appear in Recital E and Section 2(e), respectively, of the Third Amendment to Master Lease are hereby deleted in their entirety and the following are inserted in lieu thereof:

Peak Lease:     Master Lease dated as of March 26, 1999 between Omega, as Lessor, and Peak Medical of Idaho, Inc., a Delaware corporation, as Lessee, as amended by First Amendment to Letter of Credit Agreement and to Master Lease dated November 14, 2002 between Omega, as Lessor, and Peak Medical of Idaho, Inc., as Lessee.

Security Deposit: Three Hundred Sixty Two Thousand Five Hundred and no/100 Dollars ($362,500.00), delivered and held in accordance with Article XL hereof.

3.     Amendment to Security Agreement.  In addition to the Amendments set forth in Section 1 hereof, from and after the Effective Date the Security Agreement shall be amended as follows:

(a)     The last paragraph of Section 2 is hereby deleted in its entirety and the following inserted in lieu thereof:

"The description of the Collateral to be included on any financing statements executed in connection herewith shall be as follows: "All personal property of Lessee, as described in that certain Amended and Restated Security Agreement, dated as of March 1, 2004 and effective as of December 1, 2003, between Lessee and Lessor, as the same may be modified, amended or restated from time to time (the "Security Agreement"), and that is located at, arises in connection with and/or is related to the real property described on Exhibits "A-1 through A-33" attached hereto and incorporated herein, provided, however, that Accounts, Cash, the Excluded Lessee's Personal Property (as those terms are defined in the Security Agreement) and the names "Sun", "SunBridge" and any variation thereof shall be excluded."

4.     Amendment to Letter of Credit Agreement.  In addition to the Amendments set forth in Section 1 hereof, from and after the Effective Date the Letter of Credit Agreement shall be amended as follows:

(a)     Recital D is hereby deleted in its entirety and the following inserted in lieu thereof:

"As a condition to Lessor's execution of the Third Amendment to Master Lease, Lessee agreed to deliver the security deposit (the "Security Deposit") referred to in the Master Lease in the amount of $362,500.00."

(b)     The first full sentence of Section 2 is hereby deleted in its entirety and the following inserted in lieu thereof:

"Upon execution of this Agreement, Lessee shall deliver or cause to be delivered to Lessor a Letter of Credit in the amount of Three Hundred Sixty-Two Thousand Five Hundred and No/100 Dollars ($362,500.00) (the "Initial Letter of Credit Amount").

                        5.     Confirmation of Exhibits.  For the avoidance of doubt, the final version of the schedules and exhibits to each of the Master Lease and the Security Agreement can be found attached to the following documents:

Schedule and Exhibit	Location
Master Lease Schedule I	Schedule I to Original Master Lease
Master Lease Schedule II	Schedule II to Third Amendment to Master Lease
Master Lease Schedule III	Exhibit A First Amendment to Master Lease
Master Lease Exhibit A	Exhibit A to Fourth Amendment to Master Lease
Master Lease Exhibit B	Exhibit B to Third Amendment to Master Lease
Master Lease Exhibit C	Exhibit C to Third Amendment to Master Lease
Master Lease Exhibit D	Exhibit D to Third Amendment to Master Lease
Master Lease Exhibit E	Exhibit E to First Amendment to Master Lease
Master Lease Exhibit F	Omitted
Master Lease Exhibit G	Exhibit G to Original Master Lease
Master Lease Exhibit H	Exhibit H to Original Master Lease

Security Agreement Exhibit A	Exhibit B to Third Amendment to Master Lease
Security Agreement Exhibit B	Exhibit E to Third Amendment to Master Lease
Security Agreement Exhibit C	Exhibit C to Original Security Agreement
Security Agreement Exhibit D	Exhibit A to Fourth Amendment to Master Lease
Security Agreement Exhibit E	Exhibit G to Third Amendment to Master Lease

          6.     Miscellaneous.

     (a)     Ratification.  Except as herein specifically amended or otherwise provided, each of the Documents and the Escrow Instructions shall remain in full force and effect, and all of the terms and conditions thereof, as herein modified, are hereby ratified and reaffirmed.  In the event of any inconsistency between the provisions of this Amendment and any of the Documents (as defined in the Maser Lease), the terms of this Amendment shall control and govern and such Document is deemed amended to conform hereto. In furtherance and not in limitation of the foregoing, Lessee does hereby ratify and affirm the provisions of Section 1.2 of the Master Lease as the same applies to the Leased Properties as hereby amended to include the Peak Idaho Facilities.

     (b)     Execution and Counterparts.  This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but when taken together shall constitute one and the same Amendment.  To facilitate execution of this Amendment, the parties may execute and exchange by facsimile counterparts of the signature pages.

     (c)     Headings.  Section headings used in this Amendment are for convenience of reference only and shall not affect the construction of the Amendment.

     (d)     Effective Date. This Fourth Amendment shall be effective retroactively to December 9, 2005 without regard to its execution date.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

          IN WITNESS WHEREOF, the parties have executed this Fourth Amendment as of the day and year first above written.

          LESSOR:

          DELTA INVESTORS I, LLC, a Maryland limited liability company,
          DELTA INVESTORS II, LLC, a Maryland limited liability company,
          OHI ASSET, LLC, a Delaware limited liability company,
          OHI ASSET (CA), LLC, a Delaware limited liability company, and
          OHI ASSET II (CA), LLC, a Delaware limited liability company
          OHI ASSET (ID), LLC, a Delaware limited liability company

By: OMEGA HEALTHCARE INVESTORS, INC., a

Maryland corporation, Its Member

By: /s/ Daniel J. Booth
Daniel J. Booth
Chief Operating Officer

OMEGA:

OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation,

By: /s/ Daniel J. Booth
Daniel J. Booth
Chief Operating Officer

[LESSEE AND GUARANTOR SIGNATURE PAGE TO FOLLOW]

LESSEE:

CARE ENTERPRISES, INC., a Delaware corporation,
CIRCLEVILLE HEALTH CARE CORP., an Ohio corporation,
BECKLEY HEALTH CARE CORP., a West Virginia corporation,
PUTNAM HEALTH CARE CORP., a West Virginia corporation,
CARE ENTERPRISES WEST, a Utah corporation,
BRASWELL ENTERPRISES, INC., a California corporation,
MEADOWBROOK REHABILITATION CENTER, a California corporation,
REGENCY REHAB HOSPITALS, INC., a California corporation,
DUNBAR HEALTH CARE CORP., a West Virginia corporation,
MARION HEALTH CARE CORP., an Ohio corporation,
SALEM HEALTH CARE CORP., a West Virginia corporation
REGENCY-NORTH CAROLINA, INC., a North Carolina corporation,
SAN BERNARDINO REHABILITATION HOSPITAL, INC., a California corporation,
SHANDIN HILLS REHABILITATION CENTER, a California corporation,
SUNBRIDGE HEALTHCARE CORPORATION, a New Mexico corporation,
REGENCY-TENNESSEE, INC., a Tennessee corporation,
PEAK MEDICAL OF IDAHO, INC., a Delaware corporation, and

By:   /s/ Michael T. Berg

GUARANTOR:

SUN HEALTHCARE GROUP, INC. a Delaware corporation

                              By:     /s/ Michael T. Berg

EXHIBIT A

 LIST OF FACILITIES SUBJECT TO THE MASTER LEASE AND SECURITY AGREEMENT AS OF THE EFFECTIVE DATE OF THE THIRD AMENDMENT

 Facilities

1.	Facility Name:	Continental Rehab Hospital

	Facility Address:	555 Washington Street, San Diego, CA

	Landlord:	Delta Investors I, LLC

	Tenant:	Regency Rehab Hospitals, Inc.

	Primary Intended Use:	Rehabilitation Hospital

2.	Facility Name:	Meadowbrook Manor

	Facility Address:	3951 East Blvd, Los Angeles, CA

	Landlord:	OHI Asset (CA), LLC

	Tenant:	Meadowbrook Rehabilitation Center

	Primary Intended Use:	Skilled Nursing Facility

3.	Facility Name:	Sierra Vista

	Facility Address:	3455 East Highland Avenue, Highland, CA

	Landlord:	OHI Asset (CA), LLC

	Tenant:	Braswell Enterprises, Inc.

	Primary Intended Use:	Skilled Nursing Facility

4.	Facility Name:	SunBridge Care & Rehab for Circleville

	Facility Address:	1155 Atwater Avenue, Circleville, OH

	Landlord:	Delta Investors I, LLC

	Tenant:	Circleville Health Care Corp.

	Primary Intended Use:	Skilled Nursing Facility|

5.	Facility Name:	SunBridge Care & Rehab for Homestead

	Facility Address:	1900 E. Main Street, Lancaster, OH

	Landlord:	Delta Investors I, LLC

	Tenant:	Care Enterprises, Inc.

	Primary Intended Use:	Skilled Nursing Facility

6.	Facility Name:	SunBridge Care & Rehab for Putnam

	Facility Address:	300 Seville Road, Hurricane, W. VA

	Landlord:	Delta Investors I, LLC

	Tenant:	Putnam Health Care Corp.

	Primary Intended Use:	Skilled Nursing Facility

7.	Facility Name:	SunBridge Pine Lodge Care & Rehab

	Facility Address:	405 Stanford Road, Beckley, W. VA

	Landlord:	Delta Investors I, LLC

	Tenant:	Beckley Health Care Corp.

	Primary Intended Use:	Skilled Nursing Facility

8.	Facility Name:	SunBridge Care & Rehab for Emmett

	Facility Address:	501 W. Idaho Blvd., Emmett, ID

	Landlord:	Delta Investors I, LLC

	Tenant:	SunBridge Healthcare Corporation

	Primary Intended Use:	Skilled Nursing Facility

9.	Facility Name:	SunBridge Care & Rehab for Milford

	Facility Address:	10 Veterans Memorial Drive, Milford, MA

	Landlord:	Delta Investors I, LLC

	Tenant:	SunBridge Healthcare Corporation

	Primary Intended Use:	Skilled Nursing Facility

10.	Facility Name:	Laurel Park

	Facility Address:	1425 Laurel Avenue, Pomona, CA

	Landlord:	OHI Asset (CA), LLC

	Tenant:	Braswell Enterprises, Inc.

	Primary Intended Use:	Skilled Nursing Facility

11.	Facility Name:	Olive Vista

	Facility Address:	2350 Culver Court, Pomona, CA

	Landlord:	OHI Asset (CA), LLC

	Tenant:	Braswell Enterprises, Inc.

	Primary Intended Use:	Skilled Nursing Facility

12.	Facility Name:	Shandin Hills Behavior Therapy Center

	Facility Address:	4164 North 4th Avenue, San Bernardino, CA

	Landlord:	OHI Asset (CA), LLC

	Tenant:	Shandin Hills Rehabilitation Center

	Primary Intended Use:	Skilled Nursing Facility

13.	Facility Name:	SunBridge Care & Rehabilitation for Weed

	Facility Address:	445 Park Street, Weed, CA

	Landlord:	OHI Asset II (CA), LLC

	Tenant:	Care Enterprises West, Inc.

	Primary Intended Use:	Skilled Nursing Facility

14.	Facility Name:	SunHealth Robert H. Ballard Rehab Hospital

	Facility Address:	1760 West 16th Street, San Bernardino, CA

	Landlord:	Delta Investors II, LLC

	Tenant:	San Bernardino Rehab Hospital, Inc.

	Primary Intended Use:	Rehabilitation Hospital

15.	Facility Name:	SunBridge Care & Rehab for Lexington

	Facility Address:	877 Hill Everhart Road, Lexington, NC

	Landlord:	Delta Investors II, LLC

	Tenant:	Regency-North Carolina, Inc.

	Primary Intended Use:	Skilled Nursing Facility

16.	Facility Name:	SunBridge Care & Rehab for Marion

	Facility Address:	524 Jamesway, Marion, Ohio

	Landlord:	Delta Investors II, LLC

	Tenant:	Marion Health Care Corp.

	Primary Intended Use:	Skilled Nursing Facility

17.	Facility Name:	SunBridge Care & Rehab for Dunbar

	Facility Address:	501 Caldwell Lane, Dunbar, W. VA

	Landlord:	Delta Investors II, LLC

	Tenant:	Dunbar Health Care Corp.

	Primary Intended Use:	Skilled Nursing Facility

18.	Facility Name:	SunBridge Care & Rehab for Parkersburg

	Facility Address:	1716 Gihon Road, Parkersburg, W. VA

	Landlord:	Delta Investors II, LLC

	Tenant:	Care Enterprises, Inc.

	Primary Intended Use:	Skilled Nursing Facility
19.	Facility Name:	SunBridge Care & Rehab for Salem

	Facility Address:	146 Water Street, Salem, W. VA

	Landlord:	Delta Investors II, LLC

	Tenant:	Salem Health Care Corp.
	Primary Intended Use:	Skilled Nursing Facility

20.	Facility Name:	Whittier Care & Rehab

	Facility Address:	1760 West 16th Street, Seattle, WA

	Landlord:	Delta Investors II, LLC

	Tenant:	SunBridge Healthcare Corporation

	Primary Intended Use:	Skilled Nursing Facility

21.	Facility Name:	SunBridge Care & Rehab - Shoals

	Facility Address:	500 John Aldridge Drive, Tuscumbia, AL

	Landlord:	OHI Asset, LLC

	Tenant:	SunBridge Healthcare Corporation

	Primary Intended Use:	Skilled Nursing Facility

22.	Facility Name:	SunBridge Care & Rehab - Tuscumbia

	Facility Address:	813 Keller Lane, Tuscumbia, AL

	Landlord:	OHI Asset, LLC

	Tenant:	SunBridge Healthcare Corporation

	Primary Intended Use:	Skilled Nursing Facility

23.	Facility Name:	SunBridge Care & Rehab for Decatur

	Facility Address:	1350 14th Avenue SE, Decatur, AL

	Landlord:	OHI Asset, LLC

	Tenant:	SunBridge Healthcare Corporation

	Primary Intended Use:	Skilled Nursing Facility

24.	Facility Name:	SunBridge Care & Rehab for Elmore

	Facility Address:	280 Mt. Hebron Road, Elmore, AL

	Landlord:	OHI Asset, LLC

	Tenant:	SunBridge Healthcare Corporation

	Primary Intended Use:	Skilled Nursing Facility

25.	Facility Name:	SunBridge Care & Rehab for Muscle Shoals

	Facility Address:	200 Alabama Avenue, Muscle Shoals, AL

	Landlord:	OHI Asset, LLC

	Tenant:	SunBridge Healthcare Corporation

	Primary Intended Use:	Skilled Nursing Facility

26.	Facility Name:	SunBridge Care & Rehab for Alleghany

	Facility Address:	179 Combs Street, Sparta, NC

	Landlord:	OHI Asset, LLC

	Tenant:	Regency-North Carolina, Inc.

	Primary Intended Use:	Skilled Nursing Facility

27.	Facility Name:	SunBridge Care & Rehab for Mount Olive

	Facility Address:	228 Smith Chapel Road, Mount Olive, NC

	Landlord:	OHI Asset, LLC

	Tenant:	Regency-North Carolina, Inc.

	Primary Intended Use:	Skilled Nursing Facility

28.	Facility Name:	SunBridge Care & Rehab for Siler City

	Facility Address:	900 West Dolphin Street, Siler City, NC

	Landlord:	OHI Asset, LLC

	Tenant:	Regency-North Carolina, Inc.

	Primary Intended Use:	Skilled Nursing Facility
29.	Facility Name:	SunBridge Care & Rehab for Triad

	Facility Address:	700 North Elm Street, High Point, NC

	Landlord:	OHI Asset, LLC

	Tenant:	Regency-North Carolina, Inc.

	Primary Intended Use:	Skilled Nursing Facility

30.	Facility Name:	SunBridge Care & Rehab for LaFollette

	Facility Address:	155 Davis Road, La Follette, TN

	Landlord:	OHI Asset, LLC

	Tenant:	Regency-Tennessee, Inc.

	Primary Intended Use:	Skilled Nursing Facility

31.	Facility Name:	SunBridge Care & Rehab for Maynardville

	Facility Address:	215 Richardson Way, Maynardsville, TN

	Landlord:	OHI Asset, LLC

	Tenant:	Regency-Tennessee, Inc.

	Primary Intended Use:	Skilled Nursing Facility

32.	Facility Name:	Idaho Falls Care Center

	Facility Address:	3111 Channing Way, Idaho Falls, Idaho

	Landlord:	OHI (Idaho), Inc.

	Tenant:	Peak Medical of Idaho, Inc.

	Primary Intended Use:	Skilled Nursing Facility

33.	Facility Name:	Twin Falls Care Center

	Facility Address:	674 Eastland Drive, Twin Falls, Idaho

	Landlord:	OHI (Idaho), Inc.

	Tenant:	Peak Medical of Idaho, Inc.

	Primary Intended Use:	Skilled Nursing Facility